UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2007

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Refusal to Stand for Re-Election

On August 9, 2007, the Federal Home Loan Bank of Des Moines (the "Bank") was informed by S. Bryan Cook that he would not seek re-election as a director of the Bank in the Bank's 2007 election of directors. Mr. Cook will continue to serve the remainder of his current term, which is scheduled to expire on December 31, 2007. Mr. Cook has indicated to the Bank that his decision is based solely on personal reasons and not because of any disagreement with the Bank.

(d) Election of Directors

On August 14, 2007, Michael J. Finley was declared elected by the Bank to its Board of Directors for a three-year term commencing January 1, 2008. The directorship is being filled without an election because only one nominee accepted nomination for the one Minnesota directorship. Mr. Finley was declared elected to the Board in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932, as amended, and the related regulations of the Federal Housing Finance Board.

At the time of this filing, Mr. Finley serves on the following committees of the Bank's Board: Risk Management Committee (vice chair), and Business Operations and Housing Committee. Whether Mr. Finley is expected to be named to serve on any committee of the Board for 2008 has not been determined as of the time of this filing.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank's letter to members in Minnesota dated August 14, 2007, regarding Mr. Finley's election. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number 99.1

Letter to Members dated August 14, 2007, issued by the Federal Home Loan Bank of Des Moines

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

August 14, 2007	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: Senior Vice President and Chief Business Officer

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Exhibit Index

Exhibit No.	Description

99.1	Letter to Members